UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2017

WESTERN ASSET

SHORT-TERM BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short-Term Bond Fund for the twelve-month reporting period ended December 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

II	Western Asset Short-Term Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the twelve months ended December 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.2% during the first quarter of 2017. Second and third quarter 2017 GDP growth then accelerated to 3.1% and 3.2%, respectively. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The deceleration in growth reflected a downturn in private investor investment, which was partially offset by accelerations in personal consumption expenditures (“PCE”), exports, nonresidential fixed investment, state and local government spending, federal government spending, and an upturn in residential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on December 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In December 2017, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rate,iii three times during the reporting period. The first occurrence took place on March 15, 2017, as the Fed raised rates to a range between 0.75% and 1.00%. At its meeting that concluded on June 14, 2017, the Fed then raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Short-Term Bond Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks current income, preservation of capital and liquidity. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade fixed-income securities. Securities in which the Fund invests include corporate debt securities, bank obligations, mortgage- and asset-backed securities and securities issued by the U.S. government and its agencies and instrumentalities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (that is, securities rated in the Baa/BBB categories or above) or, if unrated, securities that we judged to be of comparable quality. The Fund may invest up to 25% of its assets in U.S. dollar denominated securities of non-U.S. issuers.

The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share. The Fund may invest in securities of any maturity and normally maintains an average effective portfolio maturity of not more than three years.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended December 31, 2017. The fixed income market was impacted by a number of factors, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)ii, generally benign inflation, several geopolitical issues and, most recently, the signing of the U.S. tax reform bill.

Short-term Treasury yields moved higher during the reporting period, whereas longer-term Treasury yields edged lower. The yield for the two-year Treasury note began the reporting period at 1.20% and ended the period at 1.89%. The low of 1.12% occurred on February 24, 2017, and the peak of 1.92% took place on December 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.45% and ended the period at 2.40%. The low of 2.05% occurred on September 7, 2017, and the peak of 2.62% took place on March 13, 2017. All told, the Bloomberg Barclays U.S. Aggregate Indexiii returned 3.54% for the reporting period.

Western Asset Short-Term Bond Fund 2017 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced the Fund’s allocation to investment grade corporate bonds — largely financials — as their spreads moved notably tighter during the period. In contrast, we increased the Fund’s exposure to agency mortgage-backed securities (“MBS”). Their spreads widened in 2017, and we believed investors were being compensated for the risk of Fed tapering, which we feel will be very gradual in nature.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options and interest rate swaps to manage its duration and yield curveiv exposure. Overall, the use of these instruments were additive for performance.

Performance review

For the twelve months ended December 31, 2017, Class A shares of Western Asset Short-Term Bond Fund, excluding sales charges, returned 2.23%. The Fund’s unmanaged benchmark, the FTSE Treasury/Government Sponsored/Credit 1-3 Year Indexv, returned 0.84% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.68% over the same time frame.

Performance Snapshot as of December 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Short-Term Bond Fund:
Class A	0.65%	2.23%
Class C	0.00%	1.23%
Class C1[2]	0.51%	1.94%
Class R	0.47%	1.60%
Class I	0.77%	2.46%
Class IS	0.82%	2.56%
FTSE Treasury/Government Sponsored/Credit 1-3 Year Index	0.14%	0.84%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.49%	1.68%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 355 funds for the six-month period and among the 332 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Short-Term Bond Fund 2017 Annual Report

periods shorter than one year represent cumulative figures and are not annualized. Fund performance figures reflect fee waivers and/or reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2017 for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 1.31%, 0.55%, 1.00%, 0.95%, 1.54% and 1.64%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class I shares would have been 0.75% and 1.52%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2017, as supplemented November 30, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class R, Class I and Class IS shares were 0.73%, 1.51%, 1.02%, 1.22%, 0.52% and 0.41%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.80% for Class A shares, 1.55% for Class C shares, 1.05% for Class C1 shares, 1.10% for Class R shares, 0.50% for Class I shares and 0.40% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund significantly outperformed its benchmark during the reporting period. The largest contributor to the Fund’s relative performance was its allocation to structured products. In particular, an overweight to non-agency MBS was rewarded as they benefited from improving housing fundamentals, solid demand and a lack of new supply. The Fund’s asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and agency MBS were also positive for results as their spreads narrowed over the year.

The Fund’s overweight position and security selection of investment grade corporate bonds also contributed to results. The sector outperformed the benchmark amid a backdrop of overall solid corporate profits and strong overall demand from investors looking to generate incremental yield in the low interest rate environment. Examples of holdings that contributed to performance

Western Asset Short-Term Bond Fund 2017 Annual Report	3

Fund overview (cont’d)

were overweight positions in Vale Overseas Ltd., Citigroup Inc. and Wells Fargo & Co.

Yield curve positioning was additive for results. The Fund was correctly positioned to benefit from a flattening of the yield curve. This occurred as short- and intermediate-term rates moved higher, whereas longer-term rates declined during the reporting period.

Finally, the Fund’s allocation to U.S. dollar-denominated emerging market sovereigns and corporate bonds was beneficial for performance. The asset class benefited from improving global growth, the weakening U.S. dollar, moderating concerns over U.S. protectionist policies and strong investor demand.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its duration exposure as short- and intermediate-term rates moved higher over the year.

Elsewhere, several individual investment grade bond holdings detracted from the Fund’s performance. In particular, overweights in Northrop Grumman Corp., Teva Pharmaceuticals Industries Ltd. and Anglo American plc were headwinds for results.

Thank you for your investment in Western Asset Short-Term Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2018

RISKS: Investments in bonds are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2017 were: Corporate Bonds & Notes (46.4%), Collateralized Mortgage Obligations (17.3%), Mortgage-Backed Securities (10.1%), Asset-Backed Securities (9.7%) and U.S. Government & Agency Obligations (3.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index

4	Western Asset Short-Term Bond Fund 2017 Annual Report

performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (formerly known as the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index) is a broad-based index of short-term U.S. Treasury and corporate debt securities.

Western Asset Short-Term Bond Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2017 and December 31, 2016 and does not include derivatives, such as futures contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Short-Term Bond Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2017 and held for the six months ended December 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.65%	$1,000.00	$1,006.50	0.72%	$3.64	Class A	5.00%	$1,000.00	$1,021.58	0.72%	$3.67
Class C	0.00	1,000.00	1,000.00	1.50	7.56	Class C	5.00	1,000.00	1,017.64	1.50	7.63
Class C1	0.51	1,000.00	1,005.10	0.99	5.00	Class C1	5.00	1,000.00	1,020.21	0.99	5.04
Class R	0.47	1,000.00	1,004.70	1.10	5.56	Class R	5.00	1,000.00	1,019.66	1.10	5.60
Class I	0.77	1,000.00	1,007.70	0.50	2.53	Class I	5.00	1,000.00	1,022.68	0.50	2.55
Class IS	0.82	1,000.00	1,008.20	0.40	2.02	Class IS	5.00	1,000.00	1,023.19	0.40	2.04

Western Asset Short-Term Bond Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Short-Term Bond Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[3]	Class R	Class I	Class IS
Twelve Months Ended 12/31/17	2.23%	1.23%	1.94%	1.60%	2.46%	2.56%
Five Years Ended 12/31/17	1.08	0.26	0.81	N/A	1.36	1.41
Ten Years Ended 12/31/17	1.75	N/A	1.41	N/A	2.07	N/A
Inception* through 12/31/17	—	0.41	—	0.81	—	1.44

With sales charges[2]	Class A	Class C	Class C1[3]	Class R	Class I	Class IS
Twelve Months Ended 12/31/17	-0.11%	0.23%	1.94%	1.60%	2.46%	2.56%
Five Years Ended 12/31/17	0.62	0.26	0.81	N/A	1.36	1.41
Ten Years Ended 12/31/17	1.52	N/A	1.41	N/A	2.07	N/A
Inception* through 12/31/17	—	0.41	—	0.81	—	1.44

Cumulative total returns
Without sales charges[1]
Class A (12/31/07 through 12/31/17)	18.94%
Class C (Inception date of 8/1/12 through 12/31/17)	2.22
Class C1[3] (12/31/07 through 12/31/17)	15.07
Class R (Inception date of 1/31/14 through 12/31/17)	3.21
Class I (12/31/07 through 12/31/17)	22.79
Class IS (Inception date of 10/5/12 through 12/31/17)	7.79

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, C, C1, R, I and IS shares are November 11, 1991, August 1, 2012, August 5, 2002, January 31, 2014, February 7, 1996 and October 5, 2012, respectively.

Western Asset Short-Term Bond Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short-Term Bond Fund vs. FTSE Treasury/Government Sponsored/Credit 1-3 Year Index† — December 2007 - December 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short-Term Bond Fund on December 31, 2007, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the FTSE Treasury/Government Sponsored/Credit 1-3 Year Index. The FTSE Treasury/Government Sponsored/Credit 1-3 Year Index (formerly known as the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index) is a broad-based index of short-term U.S. Treasury and corporate debt securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short-Term Bond Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— FTSE Treasury/Government Sponsored/Credit 1-3 Year Index*
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Short-Term	— Western Asset Short-Term Bond Fund

*	Formerly known as the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index

Western Asset Short-Term Bond Fund 2017 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— FTSE Treasury/Government Sponsored/Credit 1-3 Year Index*
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Short-Term	— Western Asset Short-Term Bond Fund

*	Formerly known as the Citigroup Treasury/Government Sponsored/Credit 1-3 Year Index

12	Western Asset Short-Term Bond Fund 2017 Annual Report

Schedule of investments

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 46.4%
Consumer Discretionary — 4.4%
Automobiles — 3.0%
BMW U.S. Capital LLC, Senior Notes	1.500%	4/11/19	$3,850,000	$3,824,125	(a)
Daimler Finance NA LLC, Senior Notes (3 mo. USD LIBOR + 0.860%)	2.237%	8/1/18	4,100,000	4,115,781	(a)(b)
Ford Motor Credit Co., LLC, Senior Bonds (3 mo. USD LIBOR + 0.930%)	2.321%	11/4/19	1,900,000	1,917,943	(b)
Ford Motor Credit Co., LLC, Senior Notes	2.459%	3/27/20	1,730,000	1,725,375
General Motors Financial Co. Inc., Senior Notes	2.400%	5/9/19	4,310,000	4,312,470
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	2,140,000	2,198,348
Total Automobiles				18,094,042
Internet & Direct Marketing Retail — 0.7%
Amazon.com Inc., Senior Notes	2.600%	12/5/19	3,500,000	3,537,295
Amazon.com Inc., Senior Notes	1.900%	8/21/20	460,000	456,521	(a)
Total Internet & Direct Marketing Retail				3,993,816
Media — 0.4%
DISH DBS Corp., Senior Notes	5.875%	11/15/24	940,000	918,850
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,500,000	1,603,660
Total Media				2,522,510
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes (3 mo. USD LIBOR + 0.420%)	1.956%	9/10/19	1,850,000	1,859,967	(b)
Total Consumer Discretionary				26,470,335
Consumer Staples — 4.3%
Beverages — 1.2%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	2.637%	2/1/21	3,720,000	3,840,466	(b)
Coca-Cola Co., Senior Notes	1.875%	10/27/20	3,320,000	3,304,192
Total Beverages				7,144,658
Food & Staples Retailing — 1.3%
CVS Health Corp., Senior Notes	1.900%	7/20/18	2,470,000	2,469,590
Sysco Corp., Senior Notes	2.600%	10/1/20	2,040,000	2,050,057
Wal-Mart Stores Inc., Senior Notes	1.900%	12/15/20	3,580,000	3,558,466
Total Food & Staples Retailing				8,078,113
Food Products — 0.8%
JM Smucker Co., Senior Notes	2.500%	3/15/20	1,770,000	1,775,311
Kraft Heinz Foods Co., Senior Notes	6.125%	8/23/18	1,200,000	1,231,231
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	1,150,000	1,143,640	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	450,000	454,298	(a)
Total Food Products				4,604,480

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	13

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Household Products — 0.1%
Reckitt Benckiser Treasury Services PLC, Senior Notes	2.375%	6/24/22	$710,000	$696,514	(a)
Tobacco — 0.9%
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	210,691
BAT Capital Corp., Senior Notes	2.764%	8/15/22	2,400,000	2,389,501	(a)
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	953,451
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	810,000	805,263
Reynolds American Inc., Senior Notes	8.125%	6/23/19	740,000	800,712
Total Tobacco				5,159,618
Total Consumer Staples				25,683,383
Energy — 5.4%
Energy Equipment & Services — 0.3%
Halliburton Co., Senior Notes	3.250%	11/15/21	920,000	937,919
Petrofac Ltd., Senior Notes	3.400%	10/10/18	840,000	833,700	(a)
Total Energy Equipment & Services				1,771,619
Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	2,415,000	2,552,173
BP Capital Markets PLC, Senior Bonds	1.676%	5/3/19	1,080,000	1,074,527
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,070,000	1,112,766
Chevron Corp., Senior Notes	2.100%	5/16/21	1,780,000	1,766,285
Ecopetrol SA, Senior Notes	4.250%	9/18/18	2,650,000	2,680,475
Energy Transfer LP, Senior Notes	2.500%	6/15/18	5,050,000	5,058,092
Enterprise Products Operating LLC, Senior Notes	1.650%	5/7/18	1,300,000	1,298,377
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	220,000	230,514
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	3,310,000	3,521,013
Petroleos Mexicanos, Senior Notes (3 mo. USD LIBOR + 2.020%)	3.374%	7/18/18	3,380,000	3,409,575	(b)
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.450%)	1.863%	5/11/20	3,550,000	3,583,716	(b)
Shell International Finance BV, Senior Notes	2.250%	11/10/20	2,010,000	2,010,287
Shell International Finance BV, Senior Notes	1.750%	9/12/21	330,000	322,198
Sinopec Group Overseas Development 2014 Ltd., Senior Notes (3 mo. USD LIBOR + 0.920%)	2.270%	4/10/19	1,870,000	1,879,129	(a)(b)
Total Oil, Gas & Consumable Fuels				30,499,127
Total Energy				32,270,746
Financials — 18.6%
Banks — 12.7%
ABN AMRO Bank NV, Senior Notes	2.100%	1/18/19	3,060,000	3,059,058	(a)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	1,500,000	1,499,812	(a)

See Notes to Financial Statements.

14	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Banco Santander SA, Senior Notes	3.125%	2/23/23	$800,000	$796,867
Bank of America Corp., Senior Notes	2.625%	10/19/20	8,070,000	8,141,031
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	1.700%	3/5/18	480,000	479,871	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	200,000	243,929	(a)
Branch Banking & Trust Co., Senior Notes	2.250%	6/1/20	300,000	299,602
Citigroup Inc., Junior Subordinated Bonds (5.950% to 5/15/24 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	1,470,000	1,567,387	(b)(c)
Citigroup Inc., Senior Bonds (3 mo. USD LIBOR + 0.690%)	2.065%	4/27/18	5,030,000	5,036,908	(b)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.770%)	2.119%	4/8/19	1,440,000	1,448,207	(b)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.800%)	2.159%	4/15/19	1,460,000	1,470,869	(a)(b)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 0.970%)	2.506%	6/10/20	3,620,000	3,676,009	(a)(b)
Credit Agricole SA, Senior Notes (3 mo. USD LIBOR + 1.180%)	2.515%	7/1/21	1,630,000	1,666,665	(a)(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	1,380,000	1,403,531	(a)
HSBC USA Inc., Senior Notes	1.700%	3/5/18	1,350,000	1,349,625
HSBC USA Inc., Senior Notes (3 mo. USD LIBOR + 0.880%)	2.208%	9/24/18	1,990,000	2,000,567	(b)
HSBC USA Inc., Senior Notes (3 mo. USD LIBOR + 0.610%)	2.023%	11/13/19	3,140,000	3,158,617	(b)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	3,350,000	3,361,725	(a)
JPMorgan Chase & Co., Senior Notes	1.700%	3/1/18	660,000	659,952
MUFG Americas Holdings Corp., Senior Notes	1.625%	2/9/18	3,360,000	3,359,384
Nordea Bank AB, Senior Notes (3 mo. USD LIBOR + 0.990%)	2.452%	5/27/21	2,600,000	2,645,407	(a)(b)
Royal Bank of Canada, Senior Notes (3 mo. USD LIBOR + 0.530%)	2.119%	3/15/19	830,000	833,074	(b)
Santander Holdings USA Inc., Senior Notes	2.700%	5/24/19	2,050,000	2,055,127
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	720,000	731,057
Santander UK PLC, Senior Notes	2.375%	3/16/20	2,970,000	2,971,695
Sumitomo Mitsui Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.740%)	2.103%	7/23/18	4,130,000	4,142,516	(b)
Sumitomo Mitsui Banking Corp., Senior Notes	2.092%	10/18/19	900,000	895,775
Svenska Handelsbanken AB, Senior Notes (3 mo. USD LIBOR + 0.490%)	1.811%	6/17/19	1,580,000	1,588,012	(b)
Svenska Handelsbanken AB, Senior Notes	2.400%	10/1/20	2,550,000	2,553,667
Toronto-Dominion Bank, Senior Notes	1.625%	3/13/18	3,300,000	3,299,244
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	1/29/18	2,450,000	2,471,437	(b)(c)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 0.680%)	2.058%	1/30/20	1,860,000	1,875,956	(b)
Westpac Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.430%)	1.892%	5/25/18	2,980,000	2,983,384	(b)
Westpac Banking Corp., Senior Notes (3 mo. USD LIBOR + 0.740%)	2.118%	7/30/18	2,250,000	2,257,889	(b)
Total Banks				75,983,856

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	15

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — 4.7%
Bank of New York Mellon Corp., Senior Notes (3 mo. USD LIBOR + 0.870%)	2.292%	8/17/20	$2,430,000	$2,467,468	(b)
Credit Suisse NY, Senior Notes (3 mo. USD LIBOR + 0.690%)	2.068%	1/29/18	2,730,000	2,730,794	(b)
Goldman Sachs Group Inc., Senior Notes	2.375%	1/22/18	3,040,000	3,040,662
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	1,810,000	1,809,694
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.360%)	2.727%	4/23/21	3,610,000	3,700,526	(b)
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	1/29/18	3,190,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	*(e)(f)(g)(h)
Morgan Stanley, Senior Bonds	1.875%	1/5/18	2,230,000	2,229,963
Morgan Stanley, Senior Notes	2.200%	12/7/18	1,760,000	1,762,418
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	2,870,000	2,886,564
UBS AG Stamford CT, Senior Notes	1.800%	3/26/18	4,100,000	4,100,286
UBS Group Funding Jersey Ltd., Senior Bonds (3 mo. USD LIBOR + 1.440%)	2.768%	9/24/20	3,470,000	3,548,088	(a)(b)
Total Capital Markets				28,276,463
Consumer Finance — 0.0%
American Express Credit Corp., Senior Notes	2.600%	9/14/20	60,000	60,327
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	2,160,000	2,603,628
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	1,010,000	1,121,471
Total Diversified Financial Services				3,725,099
Insurance — 0.6%
New York Life Global Funding, Senior Secured Notes	2.000%	4/13/21	1,560,000	1,540,283	(a)
Prudential Financial Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	2.196%	8/15/18	2,350,000	2,359,197	(b)
Total Insurance				3,899,480
Total Financials				111,945,225
Health Care — 5.3%
Biotechnology — 1.4%
AbbVie Inc., Senior Notes	2.500%	5/14/20	3,390,000	3,402,322
Amgen Inc., Senior Notes (3 mo. USD LIBOR + 0.600%)	2.046%	5/22/19	2,170,000	2,183,721	(b)
Baxalta Inc., Senior Notes	2.000%	6/22/18	620,000	619,928
Gilead Sciences Inc., Senior Notes	1.850%	9/4/18	1,430,000	1,430,199
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	980,000	976,174
Total Biotechnology				8,612,344

See Notes to Financial Statements.

16	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories, Senior Notes	2.350%	11/22/19	$2,640,000	$2,644,084
Becton, Dickinson & Co., Senior Notes	2.404%	6/5/20	1,420,000	1,413,124
Becton, Dickinson & Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	2.539%	6/6/22	1,100,000	1,106,462	(b)
Medtronic Inc., Senior Notes	1.500%	3/15/18	1,550,000	1,548,931
Total Health Care Equipment & Supplies				6,712,601
Health Care Providers & Services — 0.9%
Cardinal Health Inc., Senior Notes	1.948%	6/14/19	1,540,000	1,531,073
Humana Inc., Senior Notes	2.500%	12/15/20	760,000	759,955
UnitedHealth Group Inc., Senior Notes	1.900%	7/16/18	2,810,000	2,811,353
Total Health Care Providers & Services				5,102,381
Pharmaceuticals — 1.9%
Actavis Funding SCS, Senior Notes	2.350%	3/12/18	4,240,000	4,243,562
Eli Lilly & Co., Senior Notes	2.350%	5/15/22	690,000	688,509
Merck & Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.375%)	1.785%	2/10/20	3,390,000	3,411,927	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	2,665,000	2,590,278
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	260,000	237,701
Total Pharmaceuticals				11,171,977
Total Health Care				31,599,303
Industrials — 1.5%
Aerospace & Defense — 1.1%
Northrop Grumman Corp., Senior Notes	2.080%	10/15/20	3,590,000	3,563,133
United Technologies Corp., Junior Subordinated Notes	1.778%	5/4/18	2,860,000	2,855,864
Total Aerospace & Defense				6,418,997
Airlines — 0.0%
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.900%	1/2/18	39,563	39,563	(g)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	103,836	106,432	(g)
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.703%	6/15/21	108,445	118,205
Total Airlines				264,200
Machinery — 0.4%
John Deere Capital Corp., Senior Notes	2.550%	1/8/21	2,500,000	2,510,733
Total Industrials				9,193,930
Information Technology — 2.8%
Communications Equipment — 0.1%
Harris Corp., Senior Notes	1.999%	4/27/18	640,000	639,381

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	17

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 1.3%
International Business Machines Corp., Senior Notes (3 mo. USD LIBOR + 0.370%)	1.783%	2/12/19	$970,000	$973,420	(b)
Visa Inc., Senior Notes	2.200%	12/14/20	6,500,000	6,497,646
Total IT Services				7,471,066
Semiconductors & Semiconductor Equipment — 0.0%
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	120,000	119,537
Software — 0.7%
Microsoft Corp., Senior Notes	1.850%	2/6/20	1,400,000	1,396,288
Oracle Corp., Senior Notes (3 mo. USD LIBOR + 0.580%)	1.939%	1/15/19	2,960,000	2,975,833	(b)
Total Software				4,372,121
Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC/EMC Corp., Senior Secured Notes	3.480%	6/1/19	4,000,000	4,051,500	(a)
Total Information Technology				16,653,605
Materials — 1.5%
Chemicals — 0.4%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	2,230,000	2,201,251	(a)
Metals & Mining — 0.6%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	1,810,000	1,863,549	(a)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	150,000	149,888
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	140,000	138,775
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,150,000	1,414,500
Total Metals & Mining				3,566,712
Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Senior Notes	2.539%	11/15/19	3,160,000	3,172,224	(a)
Total Materials				8,940,187
Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	2.300%	3/11/19	2,060,000	2,062,804
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	2.263%	6/30/20	2,550,000	2,581,363	(b)
Telefonica Emisiones SAU, Senior Notes	3.192%	4/27/18	1,890,000	1,896,863
Total Diversified Telecommunication Services				6,541,030
Wireless Telecommunication Services — 0.5%
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	2,746,875	2,770,910	(a)
Total Telecommunication Services				9,311,940
Utilities — 1.0%
Electric Utilities — 1.0%
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,071,500

See Notes to Financial Statements.

18	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	$980,000	$972,116
PG&E Corp., Senior Notes	2.400%	3/1/19	1,080,000	1,080,928
Total Utilities				6,124,544
Total Corporate Bonds & Notes (Cost — $280,358,038)				278,193,198
Asset-Backed Securities — 9.7%
Academic Loan Funding Trust, 2012-1A A1 (1 mo. USD LIBOR + 0.800%)	2.128%	12/27/22	33,320	33,337	(a)(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	2.967%	5/1/27	940,000	942,131	(a)(b)
Apidos CLO, 2015-22A A1 (3 mo. USD LIBOR + 1.500%)	2.863%	10/20/27	1,500,000	1,505,985	(a)(b)
Ares CLO Ltd., 2013-2A XR (3 mo. USD LIBOR + 0.900%)	2.278%	7/28/29	765,625	764,996	(a)(b)
Ascentium Equipment Receivables, 2017-1A A3	2.290%	6/10/21	880,000	877,651	(a)
Asset-Backed Funding Certificates, 2002-WF2 A2 (1 mo. USD LIBOR + 1.125%)	2.454%	5/25/32	143,045	141,580	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1 (1 mo. USD LIBOR + 0.825%)	2.154%	8/25/33	162,938	162,217	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE7 M1 (1 mo. USD LIBOR + 0.975%)	2.225%	12/15/33	71,969	72,066	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2004-HE8 M2 (1 mo. USD LIBOR + 1.725%)	3.054%	12/25/34	1,087,350	1,084,476	(b)
BlueMountain CLO Ltd., 2012-2A AR (3 mo. USD LIBOR + 1.420%)	2.856%	11/20/28	1,750,000	1,763,697	(a)(b)
BlueMountain CLO Ltd., 2014-3A A1R (3 mo. USD LIBOR + 1.140%)	2.499%	10/15/26	2,000,000	2,000,528	(a)(b)
BlueMountain CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.330%)	2.689%	4/13/27	4,000,000	4,000,964	(a)(b)
BlueMountain CLO Ltd., 2015-3A A1 (3 mo. USD LIBOR + 1.480%)	2.843%	10/20/27	1,500,000	1,500,766	(a)(b)
Carlyle Global Market Strategies, 2014-2A AR (3 mo. USD LIBOR + 1.250%)	2.666%	5/15/25	2,500,000	2,516,995	(a)(b)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.552%	7/20/31	1,250,000	1,252,255	(a)(b)
Cent CLO LP, 2013-17A A1 (3 mo. USD LIBOR + 1.300%)	2.678%	1/30/25	294,151	295,328	(a)(b)
Cent CLO LP, 2014-21A A1BR (3 mo. USD LIBOR + 1.210%)	2.585%	7/27/26	1,500,000	1,500,422	(a)(b)
CIFC Funding Ltd., 2017-1A A (3 mo. USD LIBOR + 1.360%)	2.723%	4/23/29	2,000,000	2,005,648	(a)(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	10,060	9,935	(b)
Countrywide Asset-Backed Certificates, 2005-8 M4 (1 mo. USD LIBOR + 0.930%)	2.259%	12/25/35	1,529,000	1,546,026	(b)
Denali Capital CLO X Ltd., 2013-1A A1LR (3 mo. USD LIBOR + 1.050%)	2.421%	10/26/27	1,500,000	1,499,990	(a)(b)
Figueroa CLO Ltd., 2013-2A AXR (3 mo. USD LIBOR + 0.950%)	2.275%	6/20/27	525,000	524,997	(a)(b)
GSAMP Trust, 2004-SEA2 M2 (1 mo. USD LIBOR + 1.250%)	2.579%	3/25/34	4,716,657	3,605,599	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	19

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Jackson Mill CLO Ltd., 2015-1A A (3 mo. USD LIBOR + 1.540%)	2.899%	4/15/27	$2,000,000	$2,025,068	(a)(b)
LCM Ltd. Partnership, 2023-A A1 (3 mo. USD LIBOR + 1.400%)	2.763%	10/20/29	1,000,000	1,017,129	(a)(b)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	2.367%	7/25/26	1,500,000	1,500,634	(a)(b)
MASTR Specialized Loan Trust, 2006-3 A (1 mo. USD LIBOR + 0.260%)	1.589%	6/25/46	186,880	176,527	(a)(b)
Navient Student Loan Trust, 2017-3A A3 (1 mo. USD LIBOR + 1.050%)	2.378%	7/26/66	1,350,000	1,387,916	(a)(b)
NCUA Guaranteed Notes, 2010-A1 A (1 mo. USD LIBOR + 0.350%)	1.592%	12/7/20	970,229	971,989	(b)
Nelnet Student Loan Trust, 2014-6A A (1 mo. USD LIBOR + 0.650%)	1.978%	11/25/52	1,224,338	1,216,449	(a)(b)
OHA Loan Funding Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.410%)	2.826%	8/15/29	500,000	507,566	(a)(b)
OSCAR US Funding Trust, 2017-1A A2A	2.300%	5/11/20	3,221,119	3,226,573	(a)
OZLM Ltd., 2015-12A A1 (3 mo. USD LIBOR + 1.450%)	2.828%	4/30/27	1,000,000	1,003,453	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.454%	8/25/33	87,397	83,159	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	12,491	9,518
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	50,223	51,443	(b)
Saxon Asset Securities Trust, 2003-3 M1 (1 mo. USD LIBOR + 0.975%)	2.304%	12/25/33	35,651	34,586	(b)
SLM Student Loan Trust, 2003-04 A5A (3 mo. USD LIBOR + 0.750%)	2.339%	3/15/33	160,756	160,109	(a)(b)
SLM Student Loan Trust, 2005-A A4 (3 mo. USD LIBOR + 0.310%)	1.630%	12/15/38	3,790,000	3,568,090	(b)
SMB Private Education Loan Trust, 2016-B A2A	2.430%	2/17/32	1,500,000	1,476,305	(a)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	4,500,000	4,410,587	(a)
SMB Private Education Loan Trust, 2016-C A2B (1 mo. USD LIBOR + 1.100%)	2.350%	9/15/34	1,450,000	1,476,419	(a)(b)
Structured Asset Securities Corp., 2004-SC1 (6 mo. USD LIBOR + 5.080%)	8.226%	12/25/29	25,787	26,174	(a)(b)
Structured Asset Securities Corp., 2005-SC1 1A2 (6 mo. USD LIBOR + 5.300%)	7.192%	5/25/31	1,995,142	1,816,140	(a)(b)
U.S. Small Business Administration, 2004-2 (PRIME - 0.170%)	4.080%	9/25/18	69,671	69,747	(b)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.716%	7/20/30	1,500,000	1,505,493	(a)(b)
Voya CLO Ltd., 2013-1A A1AR (3 mo. USD LIBOR + 1.210%)	2.569%	10/15/30	1,000,000	999,995	(a)(b)
Total Asset-Backed Securities (Cost — $58,189,206)				58,328,658
Collateralized Mortgage Obligations (i) — 17.3%
American Home Mortgage Investment Trust, 2005-4 1A1 (1 mo. USD LIBOR + 0.580%)	1.909%	11/25/45	523,980	516,862	(b)

See Notes to Financial Statements.

20	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Banc of America Funding Corp., 2004-B 3A2 (12 mo. USD LIBOR + 1.940%)	3.600%	12/20/34	$90,335	$81,734	(b)
Banc of America Funding Corp., 2005-E 4A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.524%	3/20/35	71,243	72,485	(b)
Banc of America Funding Corp., 2006-D 1A1 (1 mo. USD LIBOR + 0.170%)	1.453%	5/20/36	136,706	135,380	(b)
Banc of America Funding Corp., 2015-R2 04A1 (1 mo. USD LIBOR + 0.165%)	1.494%	9/29/36	1,228,278	1,189,415	(a)(b)
Banc of America Mortgage Securities Inc., 2002-J B1 (12 mo. USD LIBOR + 2.000%)	4.258%	9/25/32	113,506	109,060	(b)
Banc of America Mortgage Securities Inc., 2003-C B1 (12 mo. USD LIBOR + 1.980%)	3.814%	4/25/33	262,902	198,639	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1 (1 mo. USD LIBOR + 0.320%)	1.649%	1/25/47	402,018	397,316	(b)
BX Trust, 2017-IMC A (1 mo. USD LIBOR + 1.050%)	2.300%	10/15/32	1,810,000	1,816,795	(a)(b)
Chase Mortgage Finance Corp., 2007-A1 2A3 (12 mo. USD LIBOR + 2.040%)	3.688%	2/25/37	71,303	72,264	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	1.943%	8/25/35	4,878	4,817	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	1.907%	10/25/35	78,358	76,742	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.400%)	1.691%	1/25/36	9,599	9,367	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2 (1 mo. USD LIBOR + 0.230%)	1.770%	7/25/36	41,185	39,415	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 A1	1.485%	10/10/47	333,964	333,086
Citigroup Commercial Mortgage Trust, 2016-GC36 A1	1.613%	2/10/49	479,330	473,094
Citigroup Commercial Mortgage Trust, 2016-SMPL A	2.228%	9/10/31	2,630,000	2,577,379	(a)
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	2,020,000	2,078,929
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A (12 mo. USD LIBOR + 2.070%)	3.686%	3/25/37	333,421	281,660	(b)
CLNS Trust, 2017-IKPR A (1 mo. USD LIBOR + 0.800%)	2.045%	6/11/32	620,000	621,158	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 C (1 mo. USD LIBOR + 2.650%)	3.894%	4/8/31	1,049,405	1,049,427	(a)(b)
Commercial Mortgage Trust, 2010-C1 C	5.990%	7/10/46	860,000	913,345	(a)(b)
Commercial Mortgage Trust, 2014-CR21 A1	1.494%	12/10/47	691,493	688,316
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	428,238	432,978
Countrywide Alternative Loan Trust, 2004-33 2A1 (12 mo. USD LIBOR + 1.940%)	3.570%	12/25/34	25,570	26,141	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1 (1 mo. USD LIBOR + 0.310%)	1.639%	11/25/35	291,470	274,273	(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	21

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Countrywide Home Loans, 2003-HYB3 6A1 (6 mo. USD LIBOR + 2.370%)	3.866%	11/19/33	$39,542	$40,266	(b)
Countrywide Home Loans, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	1.749%	7/25/36	37,686	35,086	(a)(b)
Credit Suisse Mortgage Trust, 2014-11R 15A2 (6 mo. USD LIBOR + 2.000%)	3.307%	1/27/36	2,058,815	1,779,366	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A (1 mo. USD LIBOR + 0.250%)	1.533%	2/19/45	142,509	140,109	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2 (1 mo. USD LIBOR + 0.700%)	1.942%	12/29/45	657,327	658,319	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	323,175
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1 (1 mo. USD LIBOR + 0.350%)	1.600%	11/15/40	571,265	572,341	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	135,739	155,395	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 M2 (1 mo. USD LIBOR + 3.450%)	4.778%	10/25/29	2,360,000	2,570,398	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KJ03 A1	1.669%	1/25/21	1,003,231	988,286
Federal National Mortgage Association (FNMA), 2014-M8 FA (1 mo. USD LIBOR + 0.250%)	1.487%	5/25/18	215,235	215,071	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.228%	11/25/24	1,196,828	1,370,090	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C03 1M2 (1 mo. USD LIBOR + 3.000%)	4.329%	10/25/29	3,110,000	3,273,361	(a)(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.125%	2/25/35	433,770	433,309	(b)
GE Business Loan Trust, 2006-1A C (1 mo. USD LIBOR + 0.420%)	1.897%	5/15/34	1,373,633	1,272,761	(a)(b)
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	1.787%	12/19/59	1,245,419	1,249,580	(a)(b)
Government National Mortgage Association (GNMA), 2010-H02 FA (1 mo. USD LIBOR + 0.680%)	1.920%	2/20/60	225,628	226,633	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	1.790%	3/20/60	1,404,894	1,407,377	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB (1 mo. USD LIBOR + 1.000%)	2.240%	5/20/60	1,671,095	1,697,123	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF (1 mo. USD LIBOR + 0.330%)	1.563%	10/20/60	2,825,740	2,812,442	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF (1 mo. USD LIBOR + 0.350%)	1.583%	8/20/58	2,906,668	2,883,518	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	1.683%	11/20/60	3,474,537	3,470,867	(b)

See Notes to Financial Statements.

22	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	1.733%	1/20/61	$316,480	$316,617	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	1.733%	12/20/60	395,090	395,289	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	1.683%	2/20/61	618,056	617,410	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	1.733%	2/20/61	1,030,104	1,030,310	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA (1 mo. USD LIBOR + 0.470%)	1.703%	8/20/61	1,762,942	1,762,150	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA (1 mo. USD LIBOR + 0.500%)	1.733%	7/20/62	10,954,974	10,961,696	(b)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	1.763%	10/20/62	345,078	345,671	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	1.753%	10/20/62	573,637	574,213	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD (1 mo. USD LIBOR + 0.340%)	1.573%	12/20/62	6,820,191	6,791,782	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	1.633%	3/20/63	2,145,196	2,137,839	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC (1 mo. USD LIBOR + 0.470%)	1.703%	6/20/63	704,435	704,113	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD (1 mo. USD LIBOR + 0.470%)	1.703%	6/20/63	280,660	280,533	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG (1 mo. USD LIBOR + 0.470%)	1.703%	5/20/63	260,123	260,006	(b)
IMPAC CMB Trust, 2007-A A (1 mo. USD LIBOR + 0.500%)	1.829%	5/25/37	161,303	158,738	(a)(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A (1 mo. USD LIBOR + 0.720%)	2.049%	1/25/35	205,597	177,416	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C18 A1	1.254%	2/15/47	142,381	142,069
JPMBB Commercial Mortgage Securities Trust, 2014-C23 A1	1.650%	9/15/47	576,103	574,669
JPMBB Commercial Mortgage Securities Trust, 2014-C24 A1	1.539%	11/15/47	253,597	252,700
JPMBB Commercial Mortgage Securities Trust, 2014-C25 A1	1.521%	11/15/47	236,623	235,808
JPMBB Commercial Mortgage Securities Trust, 2015-C28 A4	3.227%	10/15/48	2,910,000	2,952,141
JPMorgan Chase Commercial Mortgage Securities Trust, 2012-HSBC A	3.093%	7/5/32	3,368,443	3,426,783	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-UES A	2.933%	9/5/32	1,425,000	1,438,690	(a)
JPMorgan Mortgage Trust, 2006-A2 5A1 (12 mo. USD LIBOR + 2.010%)	3.577%	11/25/33	67,670	69,759	(b)
JPMorgan Reremic, 2009-10 7A2	6.054%	2/26/37	4,072,123	2,244,958	(a)(b)
Latitude Management Real Estate Capital, 2015-CRE1 A (1 mo. USD LIBOR + 1.750%)	3.079%	2/22/32	180,000	182,443	(a)(b)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	23

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Luminent Mortgage Trust, 2006-7 2A2 (1 mo. USD LIBOR + 0.220%)	1.458%	12/25/36	$93,159	$22,633	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	30,822	30,849	(a)
Merrill Lynch Mortgage Investors Trust, 2003-A2 2M1 (6 mo. USD LIBOR + 1.640%)	3.250%	3/25/33	356,736	311,466	(b)
Merrill Lynch Mortgage Investors Trust, 2003-A6 1A (12 mo. USD LIBOR + 2.000%)	3.705%	9/25/33	38,296	38,652	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1 (6 mo. USD LIBOR + 1.750%)	3.388%	2/25/34	52,717	52,874	(b)
Merrill Lynch Mortgage Investors Trust, 2005-A3 M1 (1 mo. USD LIBOR + 0.440%)	1.898%	4/25/35	6,156,000	4,700,214	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C18 A1	1.686%	10/15/47	220,857	220,599
Morgan Stanley Bank of America Merrill Lynch Trust, 2014-C19 A1	1.573%	12/15/47	1,009,344	1,005,032
Morgan Stanley Bank of America Merrill Lynch Trust, 2016 C32 ASB	3.514%	12/15/49	570,000	591,454
Morgan Stanley Capital I Trust, 2016-UBS9 A1	1.711%	3/15/49	762,275	755,554
MSCG Trust, 2016-SNR A	3.460%	11/15/34	1,070,000	1,064,343	(a)(b)
New Residential Mortgage Loan Trust, 2017-4A A1	4.000%	5/25/57	1,240,719	1,299,102	(a)(b)
Residential Accredit Loans Inc., 2007-QS7 1A7 (1 mo. USD LIBOR + 0.550%)	1.879%	5/25/37	2,542,065	1,911,960	(b)
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	14,220	11,961
Sequoia Mortgage Trust, 2003-2 A2 (6 mo. USD LIBOR + 0.680%)	2.312%	6/20/33	627,403	626,013	(b)
Structured ARM Loan Trust, 2004-02 4A1 (6 mo. USD LIBOR + 2.060%)	3.400%	3/25/34	427,352	427,754	(b)
Structured ARM Loan Trust, 2004-09XS A (1 mo. USD LIBOR + 0.370%)	1.608%	7/25/34	113,498	114,147	(b)
Structured ARM Loan Trust, 2005-04 1A1 (6 mo. USD LIBOR + 2.060%)	3.418%	3/25/35	313,731	273,247	(b)
Structured ARM Loan Trust, 2005-12 3A1 (6 mo. USD LIBOR + 1.990%)	3.376%	6/25/35	107,929	101,682	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	570,013	572,243	(b)
Structured Asset Securities Corp., 2005-RF3 2A (1 year Treasury Constant Maturity Rate + 2.200%)	3.639%	6/25/35	490,333	460,913	(a)(b)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	2,880,000	2,967,129
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1 (12 mo. USD LIBOR + 1.990%)	3.660%	8/20/35	30,319	27,177	(b)
Waldorf Astoria Boca Raton Trust, 2016-BOCA A (1 mo. USD LIBOR + 1.350%)	2.600%	6/15/29	880,000	881,460	(a)(b)

See Notes to Financial Statements.

24	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (i) — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR5 A7 (1 year Treasury Constant Maturity Rate + 2.330%)	3.062%	6/25/33	$118,704	$121,137	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 A (1 year U.S. Treasury Constant Maturity Rate + 2.320%)	3.233%	8/25/33	117,297	119,073	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR04 A5 (1 year Treasury Constant Maturity Rate + 2.330%)	3.049%	4/25/35	94,813	94,675	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 2A1A (1 mo. USD LIBOR + 0.290%)	1.619%	7/25/45	213,594	211,071	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 (1 mo. USD LIBOR + 0.410%)	1.739%	12/25/45	149,799	149,392	(b)
Wells Fargo Commercial Mortgage Trust, 2014-LC18 A1	1.437%	12/15/47	412,202	409,707
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1 (1 year Treasury Constant Maturity Rate + 2.490%)	3.572%	12/25/34	183,480	186,841	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2 (1 year Treasury Constant Maturity Rate + 2.490%)	3.541%	7/25/34	144,316	122,711	(b)
WF-RBS Commercial Mortgage Trust, 2012-C8 A2	1.881%	8/15/45	71	70
WF-RBS Commercial Mortgage Trust, 2012-C8 AS	3.660%	8/15/45	1,337,000	1,372,058
WF-RBS Commercial Mortgage Trust, 2014-C23 A1	1.663%	10/15/57	1,304,899	1,300,631
WF-RBS Commercial Mortgage Trust, 2014-C24 A1	1.390%	11/15/47	445,615	442,897
WF-RBS Commercial Mortgage Trust, 2014-C24 A2	2.863%	11/15/47	960,000	965,904
Total Collateralized Mortgage Obligations (Cost — $103,585,522)				104,043,378
Mortgage-Backed Securities — 10.1%
FHLMC — 2.8%
Federal Home Loan Mortgage Corp. (FHLMC)	1.375%	4/20/20	1,370,000	1,351,090
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.495%)	1.969%	6/1/43	1,716,006	1,720,884	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	9.000%	5/1/20-1/1/21	1,123	1,133
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.000%	2/1/31	56,734	58,220
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	4/1/32	168,154	193,215
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	1/11/48	7,300,000	7,497,140	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	1/11/48	5,600,000	5,856,375	(j)
Total FHLMC				16,678,057
FNMA — 5.3%
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	6,040	6,151
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	2,839	2,863
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	4,906,908	4,935,761
Federal National Mortgage Association (FNMA)	6.500%	4/1/24	626	694

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	25

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-9/1/32	$340,478	$367,382
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	48	54
Federal National Mortgage Association (FNMA)	3.000%	1/17/33	1,100,000	1,120,496	(j)
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	3.590%	9/1/37	1,125,851	1,177,348	(b)
Federal National Mortgage Association (FNMA)	4.000%	4/1/47-8/1/47	14,129,047	14,810,354
Federal National Mortgage Association (FNMA)	4.000%	1/11/48	9,200,000	9,621,517	(j)
Total FNMA				32,042,620
GNMA — 2.0%
Government National Mortgage Association (GNMA)	6.000%	11/15/28	15,706	17,571
Government National Mortgage Association (GNMA)	6.500%	8/15/34	560,389	634,936
Government National Mortgage Association (GNMA)	7.000%	3/15/36	110,402	130,466
Government National Mortgage Association (GNMA) II	3.000%	11/20/47	1,895,253	1,914,883
Government National Mortgage Association (GNMA) II	3.000%	1/22/48	4,100,000	4,137,477	(j)
Government National Mortgage Association (GNMA) II	3.500%	1/22/48	2,500,000	2,584,570	(j)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	2.750%	1/20/60	1,227,353	1,266,221	(b)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.177%)	2.409%	7/20/60	125,047	128,136	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.246%)	2.557%	7/20/60	252,077	258,545	(b)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 2.045%)	3.305%	8/20/60	985,881	1,053,123	(b)
Total GNMA				12,125,928
Total Mortgage-Backed Securities (Cost — $61,132,255)				60,846,605
Sovereign Bonds — 0.9%
Canada — 0.3%
Province of Alberta Canada, Senior Notes	1.750%	8/26/20	2,100,000	2,070,179	(a)
Saudi Arabia — 0.3%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	1,610,000	1,585,069	(a)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	1,890,000	1,855,546	(a)
Total Sovereign Bonds (Cost — $5,569,861)				5,510,794
U.S. Government & Agency Obligations — 3.2%
U.S. Government Agencies — 0.9%
Federal Home Loan Bank (FHLB), Bonds	1.375%	9/28/20	3,030,000	2,978,393
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.625%	9/29/20	2,220,000	2,195,518
Total U.S. Government Agencies				5,173,911

See Notes to Financial Statements.

26	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — 2.3%
U.S. Treasury Notes	1.500%	6/15/20	$7,000	$6,930
U.S. Treasury Notes	1.875%	12/15/20	10,300,000	10,271,233
U.S. Treasury Notes	2.000%	6/30/24	3,660,000	3,590,517
Total U.S. Government Obligations				13,868,680
Total U.S. Government & Agency Obligations (Cost — $19,128,387)				19,042,591

	Expiration Date	Contracts	Notional Amount
Purchased Options — 0.0%
Exchange-Traded Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $116.25 (Cost — $27,255)	1/26/18	133	133,000	28,055
Total Investments before Short-Term Investments (Cost — $527,990,524)				525,993,279

	Rate	Maturity Date	Face Amount
Short-Term Investments — 16.7%
U.S. Government Agencies — 7.2%
Federal Home Loan Bank (FHLB), Discount Notes	1.241%	1/17/18	1,740,000	1,739,073	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.203%	1/22/18	2,290,000	2,288,372	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.242%	1/24/18	2,620,000	2,617,951	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.133%	1/26/18	2,430,000	2,427,927	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.109%	2/7/18	9,960,000	9,946,952	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.254%	2/9/18	3,270,000	3,265,478	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.308%	2/22/18	2,900,000	2,894,618	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.155%	2/28/18	2,540,000	2,534,732	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.303%	2/13/18	5,190,000	5,182,635	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.329%	3/21/18	1,970,000	1,964,281	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.367-1.377%	4/25/18	6,800,000	6,770,542	(k)
Federal Home Loan Bank (FHLB), Discount Notes	1.382%	4/27/18	1,860,000	1,851,801	(k)
Total U.S. Government Agencies (Cost — $43,486,131)				43,484,362

			Shares
Money Market Funds — 9.5%
Western Asset Government Cash Management Portfolio LLC (Cost — $57,008,610)	1.240%		57,008,610	57,008,610	(l)
Total Short-Term Investments (Cost — $100,494,741)				100,492,972
Total Investments — 104.3% (Cost — $628,485,265)				626,486,251
Liabilities in Excess of Other Assets — (4.3)%				(26,114,288)
Total Net Assets — 100.0%				$600,371,963

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	27

Schedule of investments (cont’d)

December 31, 2017

Western Asset Short-Term Bond Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of December 31, 2017.

(e)	Value is less than $1.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Security is valued using significant unobservable inputs (See Note 1).

(h)	The maturity principal is currently in default as of December 31, 2017.

(i)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(j)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2017, the Fund held TBA securities with a total cost of $30,811,028.

(k)	Rate shown represents yield-to-maturity.

(l)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2017, the total market value of investments in Affiliated Companies was $57,008,610 and the cost was $57,008,610 (See Note 9).

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class

Schedule of Written Options
Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Put (Premiums received — $13,268)	1/26/18	$115.50	133	$133,000	$6,234

See Notes to Financial Statements.

28	Western Asset Short-Term Bond Fund 2017 Annual Report

Western Asset Short-Term Bond Fund

At December 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	1,501	3/18	$321,968,640	$321,378,173	$(590,467)
U.S. Treasury 5-Year Notes	284	3/18	33,087,340	32,990,594	(96,746)
					(687,213)
Contracts to Sell:
90-Day Eurodollar	717	3/18	176,352,622	176,095,200	257,422
90-Day Eurodollar	307	6/18	75,311,110	75,272,563	38,547
90-Day Eurodollar	136	12/18	33,310,318	33,270,700	39,618
90-Day Eurodollar	118	12/19	28,787,167	28,812,650	(25,483)
U.S. Treasury 10-Year Notes	21	3/18	2,616,906	2,604,984	11,922
U.S. Treasury Long-Term Bonds	25	3/18	3,829,471	3,825,000	4,471
					326,497
Net unrealized depreciation on open futures contracts					$(360,716)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	29

Statement of assets and liabilities

December 31, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $571,476,655)	$569,477,641
Investments in affiliated securities, at value (Cost — $57,008,610)	57,008,610
Cash	1,853,706
Interest receivable	2,155,884
Deposits with brokers for open futures contracts and exchange-traded options	701,134
Security litigation proceeds receivable	139,751
Receivable for Fund shares sold	516,255
Receivable from broker — variation margin on open futures contracts	81,503
Principal paydown receivable	61,006
Deposits with brokers for centrally cleared swap contracts	450
Prepaid expenses	52,748
Total Assets	632,048,688

Liabilities:
Payable for securities purchased	30,811,027
Payable for Fund shares repurchased	484,369
Investment management fee payable	176,746
Distributions payable	33,207
Service and/or distribution fees payable	29,196
Written options, at value (premiums received — $13,268)	6,234
Trustees’ fees payable	2,733
Accrued expenses	133,213
Total Liabilities	31,676,725
Total Net Assets	$600,371,963

Net Assets:
Par value (Note 7)	$1,553
Paid-in capital in excess of par value	634,210,162
Undistributed net investment income	5,109
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(31,492,165)
Net unrealized depreciation on investments, futures contracts and written options	(2,352,696)
Total Net Assets	$600,371,963

See Notes to Financial Statements.

30	Western Asset Short-Term Bond Fund 2017 Annual Report

Net Assets:
Class A	$29,977,427
Class C	$7,536,840
Class C1	$39,334,795
Class R	$170,747
Class I	$61,802,440
Class IS	$461,549,714

Shares Outstanding:
Class A	7,748,891
Class C	1,950,089
Class C1	10,162,791
Class R	44,203
Class I	15,985,309
Class IS	119,365,629

Net Asset Value:
Class A (and redemption price)	$3.87
Class C*	$3.86
Class C1 (and redemption price)	$3.87
Class R (and redemption price)	$3.86
Class I (and redemption price)	$3.87
Class IS (and redemption price)	$3.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$3.96

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	31

Statement of operations

For the Year Ended December 31, 2017

Investment Income:
Interest from unaffiliated investments	$12,341,025
Interest from affiliated investments	276,283
Total Investment Income	12,617,308

Expenses:
Investment management fee (Note 2)	2,356,667
Service and/or distribution fees (Notes 2 and 5)	383,385
Transfer agent fees (Note 5)	147,000
Registration fees	89,892
Fund accounting fees	62,730
Legal fees	54,764
Audit and tax fees	48,084
Shareholder reports	40,544
Trustees’ fees	17,060
Commitment fees (Note 8)	6,788
Insurance	5,015
Custody fees	2,997
Interest expense	488
Miscellaneous expenses	19,422
Total Expenses	3,234,836
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(255,496)
Net Expenses	2,979,340
Net Investment Income	9,637,968

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,537,797
Futures contracts	(539,526)
Written options	330,808
Swap contracts	437,248
Net Realized Gain	1,766,327
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,996,430
Futures contracts	(149,241)
Written options	(19,953)
Change in Net Unrealized Appreciation (Depreciation)	2,827,236
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	4,593,563
Increase in Net Assets From Operations	$14,231,531

See Notes to Financial Statements.

32	Western Asset Short-Term Bond Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended December 31, 2017	2017	2016

Operations:
Net investment income	$9,637,968	$9,253,410
Net realized gain	1,766,327	1,074,888
Change in net unrealized appreciation (depreciation)	2,827,236	3,429,184
Increase in Net Assets From Operations	14,231,531	13,757,482

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,492,459)	(11,526,448)
Decrease in Net Assets From Distributions to Shareholders	(11,492,459)	(11,526,448)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	122,391,679	148,194,425
Reinvestment of distributions	11,130,521	10,369,599
Cost of shares repurchased	(132,074,082)	(232,660,917)
Increase (Decrease) in Net Assets From Fund Share Transactions	1,448,118	(74,096,893)
Increase (Decrease) in Net Assets	4,187,190	(71,865,859)

Net Assets:
Beginning of year	596,184,773	668,050,632
End of year*	$600,371,963	$596,184,773
*Includes undistributed (overdistributed) net investment income, respectively, of:	$5,109	$(73,055)

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	33

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$3.85	$3.84	$3.89	$3.90	$3.93

Income (loss) from operations:
Net investment income	0.05	0.05	0.04	0.03	0.03
Net realized and unrealized gain (loss)	0.04	0.02	(0.04)	0.01	(0.02)
Total income from operations	0.09	0.07	0.00 [2]	0.04	0.01

Less distributions from:
Net investment income	(0.07)	(0.06)	(0.05)	(0.05)	(0.04)
Total distributions	(0.07)	(0.06)	(0.05)	(0.05)	(0.04)

Net asset value, end of year	$3.87	$3.85	$3.84	$3.89	$3.90
Total return[3]	2.23%	1.85%[4]	0.06%	0.94%	0.32%

Net assets, end of year (millions)	$30	$43	$39	$45	$55

Ratios to average net assets:
Gross expenses	0.78%	0.78%	0.76%	0.79%	0.80%
Net expenses	0.74 [5,6]	0.78	0.76	0.79 [6]	0.79 [6]
Net investment income	1.37	1.20	1.04	0.89	0.85

Portfolio turnover rate	42%[7]	22%[7]	34%	41%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.58% for the year ended December 31, 2016.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

See Notes to Financial Statements.

34	Western Asset Short-Term Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$3.85	$3.84	$3.89	$3.90	$3.93

Income (loss) from operations:
Net investment income	0.02	0.02	0.01	0.00 [2]	0.00 [2]
Net realized and unrealized gain (loss)	0.03	0.02	(0.04)	0.01	(0.02)
Total income (loss) from operations	0.05	0.04	(0.03)	0.01	(0.02)

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.02)	(0.02)	(0.01)
Total distributions	(0.04)	(0.03)	(0.02)	(0.02)	(0.01)

Net asset value, end of year	$3.86	$3.85	$3.84	$3.89	$3.90
Total return[3]	1.23%	1.12%[4]	(0.73)%	0.13%	(0.44)%

Net assets, end of year (millions)	$8	$9	$7	$9	$8

Ratios to average net assets:
Gross expenses	1.55%	1.56%	1.54%	1.61%	1.65%
Net expenses[5]	1.51 [6]	1.44 [6]	1.54	1.59 [6]	1.56 [6]
Net investment income	0.60	0.55	0.27	0.08	0.06

Portfolio turnover rate	42%[7]	22%[7]	34%	41%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.86% for the year ended December 31, 2016.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.60%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$3.85	$3.84	$3.89	$3.90	$3.93

Income (loss) from operations:
Net investment income	0.04	0.04	0.03	0.02	0.02
Net realized and unrealized gain (loss)	0.03	0.02	(0.04)	0.01	(0.02)
Total income (loss) from operations	0.07	0.06	(0.01)	0.03	0.00 [2]

Less distributions from:
Net investment income	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)
Total distributions	(0.05)	(0.05)	(0.04)	(0.04)	(0.03)

Net asset value, end of year	$3.87	$3.85	$3.84	$3.89	$3.90
Total return[3]	1.94%	1.58%[4]	(0.21)%	0.68%	0.07%

Net assets, end of year (millions)	$39	$49	$62	$80	$100

Ratios to average net assets:
Gross expenses	1.06%	1.05%	1.03%	1.05%	1.05%
Net expenses	1.02 [5,6]	1.05	1.03	1.05 [6]	1.04 [6]
Net investment income	1.10	0.93	0.76	0.63	0.61

Portfolio turnover rate	42%[7]	22%[7]	34%	41%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been unchanged for the year ended December 31, 2016.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

See Notes to Financial Statements.

36	Western Asset Short-Term Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2017	2016	2015	2014[2]

Net asset value, beginning of year	$3.85	$3.84	$3.88	$3.91

Income (loss) from operations:
Net investment income	0.04	0.03	0.03	0.02
Net realized and unrealized gain (loss)	0.02	0.03	(0.03)	(0.02)
Total income from operations	0.06	0.06	0.00 [3]	0.00	[3]

Less distributions from:
Net investment income	(0.05)	(0.05)	(0.04)	(0.03)
Total distributions	(0.05)	(0.05)	(0.04)	(0.03)

Net asset value, end of year	$3.86	$3.85	$3.84	$3.88
Total return[4]	1.60%	1.53%[5]	0.00%	0.06%

Net assets, end of year (000s)	$171	$28	$13	$10

Ratios to average net assets:
Gross expenses	1.21%	1.39%	1.14%	1.19%[6]
Net expenses[7,8]	1.10	1.10	1.10	1.09	[6]
Net investment income	1.05	0.90	0.71	0.60	[6]

Portfolio turnover rate	42%[9]	22%[9]	34%	41%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to December 31, 2014.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.26% for the year ended December 31, 2016.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

[10]	For the year ended December 31, 2014.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$3.85	$3.84	$3.89	$3.90	$3.93

Income (loss) from operations:
Net investment income	0.06	0.06	0.05	0.05	0.04
Net realized and unrealized gain (loss)	0.03	0.02	(0.04)	0.00 [2]	(0.02)
Total income from operations	0.09	0.08	0.01	0.05	0.02

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.06)	(0.06)	(0.05)
Total distributions	(0.07)	(0.07)	(0.06)	(0.06)	(0.05)

Net asset value, end of year	$3.87	$3.85	$3.84	$3.89	$3.90
Total return[3]	2.46%	2.14%[4]	0.33%	1.24%	0.63%

Net assets, end of year (millions)	$62	$64	$125	$137	$64

Ratios to average net assets:
Gross expenses	0.56%	0.50%	0.49%	0.49%	0.51%
Net expenses[5]	0.51 [6]	0.50	0.49	0.49 [6]	0.49 [6]
Net investment income	1.61	1.49	1.31	1.19	1.14

Portfolio turnover rate	42%[7]	22%[7]	34%	41%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.87% for the year ended December 31, 2016.

[5]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of of Class I did not exceed 0.55%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

See Notes to Financial Statements.

38	Western Asset Short-Term Bond Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class IS Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$3.85	$3.84	$3.89	$3.90	$3.93

Income (loss) from operations:
Net investment income	0.07	0.06	0.05	0.05	0.05
Net realized and unrealized gain (loss)	0.03	0.02	(0.04)	0.00 [2]	(0.02)
Total income from operations	0.10	0.08	0.01	0.05	0.03

Less distributions from:
Net investment income	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)
Total distributions	(0.08)	(0.07)	(0.06)	(0.06)	(0.06)

Net asset value, end of year	$3.87	$3.85	$3.84	$3.89	$3.90
Total return[3]	2.56%	2.19%[4]	0.37%	1.28%	0.66%

Net assets, end of year (millions)	$462	$430	$435	$396	$344

Ratios to average net assets:
Gross expenses	0.45%	0.46%	0.45%	0.45%	0.47%
Net expenses[5,6]	0.41	0.45	0.45	0.45	0.45
Net investment income	1.71	1.54	1.35	1.23	1.19

Portfolio turnover rate	42%[7]	22%[7]	34%	41%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 1.92% for the year ended December 31, 2016.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.40%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.45%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% and 24% for the years ended December 31, 2017 and 2016, respectively.

See Notes to Financial Statements.

Western Asset Short-Term Bond Fund 2017 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

40	Western Asset Short-Term Bond Fund 2017 Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Short-Term Bond Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$111,945,225	$0	*	$111,945,225
Industrials	—	9,047,935	145,995		9,193,930
Other corporate bonds & notes	—	157,054,043	—		157,054,043
Asset-backed securities	—	58,328,658	—		58,328,658
Collateralized mortgage obligations	—	104,043,378	—		104,043,378
Mortgage-backed securities	—	60,846,605	—		60,846,605
Sovereign bonds	—	5,510,794	—		5,510,794
U.S. government & agency obligations	—	19,042,591	—		19,042,591
Purchased options	$28,055	—	—		28,055
Total long-term investments	28,055	525,819,229	145,995		525,993,279
Short-term investments†:
U.S. government agencies	—	43,484,362	—		43,484,362
Money market funds	—	57,008,610	—		57,008,610
Total short-term investments	—	100,492,972	—		100,492,972
Total investments	$28,055	$626,312,201	$145,995		$626,486,251
Other financial instruments:
Futures contracts	351,980	—	—		351,980
Total	$380,035	$626,312,201	$145,995		$626,838,231

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$6,234	—	—		$6,234
Futures contracts	712,696	—	—		712,696
Total	$718,930	—	—		$718,930

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund

42	Western Asset Short-Term Bond Fund 2017 Annual Report

to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the

Western Asset Short-Term Bond Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

44	Western Asset Short-Term Bond Fund 2017 Annual Report

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of December 31, 2017, the Fund did not hold any credit default swaps to sell protection.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of

Western Asset Short-Term Bond Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse.

46	Western Asset Short-Term Bond Fund 2017 Annual Report

While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on

Western Asset Short-Term Bond Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$7,435,333	$(7,435,333)
(b)	$1,932,655	(1,932,655)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward.

(b)	Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes and differences between book and tax amortization of premium on fixed income securities.

48	Western Asset Short-Term Bond Fund 2017 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Effective December 1, 2017, under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.35% of the Fund’s average daily net assets.

Prior to December 1, 2017, under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited monthly a subadvisory fee equal to 0.30% of the assets managed by Western Asset Limited.

As a result of expense limitation arrangements between the Fund and LMPFA, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class R, Class I and Class IS shares did not exceed 0.80%, 1.55%, 1.05%, 1.10%, 0.50% and 0.40%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

Prior to March 31, 2017, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C, Class R, Class I and Class IS shares did not exceed 1.60%, 1.10%, 0.55% and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

During the year ended December 31, 2017, fees waived and/or expenses reimbursed amounted to $255,496.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the

Western Asset Short-Term Bond Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2017, LMIS and its affiliates retained sales charges of $835 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$54	$952

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances were reported in the Statement of Assets and Liabilities under Trustees’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of December 31, 2017, the Fund had no deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$122,458,373	$334,662,610
Sales	187,652,946	270,129,435

50	Western Asset Short-Term Bond Fund 2017 Annual Report

At December 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid/(Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$629,914,408	$4,015,903	$(7,444,060)	$(3,428,157)
Future Contracts	—	351,980	(712,696)	(360,716)
Written Options	(13,268)	7,034	—	7,034

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2017.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$28,055
Futures contracts[3]	351,980
Total	$380,035
LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$6,234
Futures contracts[3]	712,696
Total	$718,930

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Short-Term Bond Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$264,113
Written options	330,808
Futures contracts	(539,526)
Swap contracts	437,248
Total	$492,643

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$800
Written options	(19,953)
Futures contracts	(149,241)
Total	$(168,394)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$6,305
Written options	20,590
Futures contracts (to buy)	370,836,285
Futures contracts (to sell)	221,295,714

Average Notional Balance
Interest rate swap contracts†	$8,430,769

†	At December 31, 2017, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.50% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

52	Western Asset Short-Term Bond Fund 2017 Annual Report

For the year ended December 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$85,851		$24,402
Class C	76,469	†	7,323
Class C1	220,573	†	44,484
Class R	492		251
Class I	—		68,695
Class IS	—		1,845
Total	$383,385		$147,000

†	Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2017, the service and/or distribution fees reimbursed amounted to $345 and $851 for Class C and Class C1 shares, respectively.

For the year ended December 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$12,720
Class C	2,782
Class C1	17,051
Class R	108
Class I	32,588
Class IS	190,247
Total	$255,496

6. Distributions to shareholders by class

	Year Ended December 31, 2017	Year Ended December 31, 2016
Net Investment Income:
Class A	$573,125	$597,167
Class C	73,298	63,088
Class C1	613,175	732,441
Class R	1,388	297
Class I	1,189,893	1,866,814
Class IS	9,041,580	8,266,641
Total	$11,492,459	$11,526,448

7. Shares of beneficial interest

At December 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Short-Term Bond Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,418,667	$9,378,708	4,335,749	$16,714,610
Shares issued on reinvestment	132,126	512,105	140,792	543,895
Shares repurchased	(6,085,487)	(23,573,429)	(3,327,607)	(12,844,972)
Net increase (decrease)	(3,534,694)	$(13,682,616)	1,148,934	$4,413,533

Class C
Shares sold	712,541	$2,754,382	1,375,109	$5,306,905
Shares issued on reinvestment	16,579	64,210	14,056	54,253
Shares repurchased	(1,156,875)	(4,473,357)	(816,918)	(3,150,377)
Net increase (decrease)	(427,755)	$(1,654,765)	572,247	$2,210,781

Class C1
Shares sold	203,985	$790,417	216,658	$835,285
Shares issued on reinvestment	154,891	600,660	182,805	706,707
Shares repurchased	(2,957,620)	(11,469,528)	(3,766,669)	(14,551,722)
Net decrease	(2,598,744)	$(10,078,451)	(3,367,206)	$(13,009,730)

Class R
Shares sold	54,097	$209,884	4,035	$15,546
Shares issued on reinvestment	354	1,374	77	297
Shares repurchased	(17,626)	(68,388)	—	—
Net increase	36,825	$142,870	4,112	$15,843

Class I
Shares sold	3,122,215	$12,084,708	7,402,361	$28,577,329
Shares issued on reinvestment	283,936	1,100,720	244,258	943,461
Shares repurchased	(4,056,693)	(15,688,594)	(23,627,370)	(91,398,399)
Net decrease	(650,542)	$(2,503,166)	(15,980,751)	$(61,877,609)

Class IS
Shares sold	25,086,848	$97,173,580	25,057,347	$96,744,750
Shares issued on reinvestment	2,283,337	8,851,452	2,102,084	8,120,986
Shares repurchased	(19,829,421)	(76,800,786)	(28,613,514)	(110,715,447)
Net increase (decrease)	7,540,764	$29,224,246	(1,454,083)	$(5,849,711)

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving

54	Western Asset Short-Term Bond Fund 2017 Annual Report

credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2017, the Fund incurred a commitment fee in the amount of $6,788. The Fund did not utilize the Redemption Facility during the year ended December 31, 2017.

9. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2017. The following transactions were effected in shares of such companies for the year ended December 31, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$160,208,610	160,208,610	$103,200,000	103,200,000	—	$276,283	—	$57,008,610

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary Income	$11,492,459	$11,526,448

Western Asset Short-Term Bond Fund 2017 Annual Report	55

Notes to financial statements (cont’d)

As of December 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$135,766
Deferred capital losses*	(27,875,596)
Capital loss carryforward**	(2,540,310)
Other book/tax temporary differences(a)	222,227
Unrealized appreciation (depreciation)(b)	(3,781,839)
Total accumulated earnings (losses) — net	$(33,839,752)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2018	$2,540,310

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and options contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

11. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

56	Western Asset Short-Term Bond Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Short-Term Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short-Term Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations, changes in its net assets, and the financial highlights for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

February 14, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset Short-Term Bond Fund 2017 Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short-Term Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the

58	Western Asset Short-Term Bond Fund

proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

Western Asset Short-Term Bond Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as short investment-grade debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2017 was above the median. Additional comparative performance data provided to the Board indicated that the Fund’s performance for the 5-year period ended September 30, 2017 was above the median, and its performance for the 10-year period ended September 30, 2017 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the

60	Western Asset Short-Term Bond Fund

“Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board noted that the Manager had agreed to reduce the Contractual Management Fee as of December 1, 2017. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of institutional funds (including the Fund) classified as short investment-grade debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was approximately equivalent to the median. The Board also noted that the Managed had agreed to reduce the Fund’s Contractual Management Fee as of December 1, 2017. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2019.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Short-Term Bond Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee approximately equivalent to the asset-weighted average of management fees paid by other funds with the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Short-Term Bond Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short-Term Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Western Asset Short-Term Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

64	Western Asset Short-Term Bond Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	141
Other board memberships held by Trustee during past five years	None

Western Asset Short-Term Bond Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

66	Western Asset Short-Term Bond Fund

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Short-Term Bond Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

68	Western Asset Short-Term Bond Fund

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended December 31, 2016 and December 31, 2015 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended December 31, 2016 and December 31, 2015, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset Short-Term Bond Fund	69

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2017:

Record date:	Daily	Daily
Payable date:	1/31/2017	February 2017 - December 2017
Ordinary income:
Qualified dividend income for individuals	2.07%	2.05%
Dividends qualifying for the dividends
received deduction for corporations	2.07%	2.05%
Interest from Federal Obligations	1.51%	1.51%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid monthly by the Fund represent Qualified Net Investment Income eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record date:	Daily	Daily
Payable date:	1/31/2017	February 2017 - December 2017
Qualified net investment income	70.00%	70.00%

Please retain this information for your records.

70	Western Asset Short-Term Bond Fund

Western Asset

Short-Term Bond Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron*

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Short-Term Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short-Term Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short-Term Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0834 2/18 SR18-3276

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2016 and December 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $175,895 in December 31, 2016 and $178,040 in December 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2016 and $0 in December 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $14,910 in December 31, 2016 and $15,200 in December 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in December 31, 2016 and $0 in December 31, 2017

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee

Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2016 and December 31, 2017; Tax Fees were 100% and 100% for December 31, 2016 and December 31, 2017; and Other Fees were 100% and 100% for December 31, 2016 and December 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in December 31, 2016 and $160,000 in December 31, 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 21, 2018